Exhibit 10.4

VINH PHUC PROVINCE PEOPLE'S COMMITTEE         SOCIALIST REPUBLIC OF VIETNAM
TAM DAO AGRICULTURE & INDUSTRY CO., LTD       Independence - Freedom - Happiness

NO. 281/BB-CTNCNTD                            GiaKhanh, 14th December 201.

     THE MINUTES FOR LAND TRANSFERING AGREEMENT FOR NEW CROP PLANTS VARIETY

Pursuant to the Civil Code dated 14th June 2005 and enforcement documents thereof.

Pursuant to the Trade Law No. 36/QH11 dated 14th June 2005 and enforcement documents thereof.

Pursuant to the land condition of manufacturer.

Pursuant to the demand and capacity of parties.

Today, 14th December 2011 at the office of Tam Dao Agriculture & Industry Co., Ltd, we are hereby:

* LESSOR: TAM DAO AGRICULTURE & INDUSTRY CO., LTD (HEREINAFTER CALLED PARTY A)

- Add: Gia Khanh Townlet, Binh Xuyen, Vinh Phuc

- Tel number: 0211.3832.146/3.832.394 -Fax: 0211.3832.146

- Account No. 102010000248804 - VietinBank, Binh Xuyen Branch, Vinh Phuc province

- Tax code: 2500114672

- Legal representative: Mr. NGUYEN HAI QUAN Title: Director

* LESSEE: STEVIA VENTURES CORPORATION (HEREINAFTER CALLED PARTY B)

- Add: Room 602, CC2A , Thanh Ha Building, Bac Linh Dam, Hoang Mai district, Hanoi.

- Te number: 0983.579.478

- Account No. 1482201004748 - Bank for Agriculture and Rural Development, Hung Vuong Branch

- Tax code: 0104026958

- Legal representative: Mrs. NGUYEN THI HUONG Title: General Director

* THIRD PARTY: STEVIA CORP.

- Add: 7117 US 31S, Indianapolis, IN 46227

- Tel number: +(1)317-402-5167 Fax: +(1)317-536-3222

- Representative: Mr. George S Blankenbaker Title: President

Parties hereby agree to sign this agreement with the following condition and terms:

ARTICLE 1: CONTENTS

Party A agrees to let land lots No. 55, 56 under the management of Tam Dao Agriculture & Industry Co., Ltd in Quang Ha area out to Party B for purpose: test new crop plants variety for business purpose of Party B.

Leased land area: 10 hectares
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Article 2: Lease term Land lease term: 05 years (Five years only) From: 14th
December 2011 to 14th December 2016 ARTICLE 3: CONTRACT VALUE AND CONDITIONS THEREOF The above stated land area is cultivation land area that Quang Ha unit handed over to households. Therefore, Party B shall pay its financial obligations as follows:

1- Direct payment to the Company

2- Difference payment to Quang Ha unit to support areas having low productivity due to difficult cultivation conditions.

3- Party B pays land lease rental or agricultural tax and other fees as regulated by the State.

4- Payment time: at the first week of the first month of the payment term.

5- Payment method: Transferring as specified by the State.

6- Costs for production like: materials, varieties, irrigation, protection, land
preparations....shall be paid by Party B.

ARTICLE 4: RESPONSIBILITIES OF PARTIES

1- PARTY A'S OBLIGATIONS

- Ensure lawful use right of leased land area

- Create favorable conditions for Party B to access, study, manage plants on the land lot.

- Identify and hand over land area, location of leased land lot to Party B as soon as this agreement is signed.

- Inspect, supervise the implementation of this agreement to comply with Land
Law

- In case that Party B violates any contents of this agreement, depend on violation level, Party A may cancel the agreement and claim for damage compensation.

- Supply services: irrigation, labor protection to Party B as agreed (attached agreement in writing).

- Unilateral contract termination is not permitted. In case Party A terminates unilaterally this agreement and causes any economic damages to Party B on the land area leased, Party A must compensate all damages and any arisen amount that Party may suffer.

2- PARTY B'S OBLIGATIONS

-Produce and harvest on own initiative plants on the leased land lot according to the Agreement. Ensure the leased land Lot for proper purpose and effective use. Comply strictly with the current regulations on managing and testing new crop plant varieties.

- Pay all costs for dredging irrigation canal, upgrading irrigation system to serve production works on the leased land lot during the agreement term.

- Implement and pay timely deliverables according to the contract to the Company and units.

- Its not permitted to transfer the leased land lot to or unilaterally transfer this agreement to any third party under any manner.

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- Hand over the leased land lot to the Company in case the local government decides to revoke

- When the State decides to revoke the leased land lot, Party A has right to receive all land compensations. Party B only has right to receive compensations for crops on the leased land lot Procedures on space clearance compensation will be under Party A's name

- When the Agreement ends or Party B applies for handing over the land lot before the contract term It must prepare premise of the land lot so that it is similar with the premise before lease

- Give priority to workers who are in households transferring their ,and lot to Party B. Guards must be persons introduced by Quang Ha unit. Guard salary: according to agreement

- If Party B unilaterally terminates the contract early without Party A's agreement, it must pay all costs for financial obligations of the next years to Party A.

- Responsible for any its third party's or partners' working visits on the leased land lot.

3- THIRD PARTY'S RESPONSIBILITIES

- Implement works related to study, test new crop plants variety to serve business operations of Party

- Prepare and organize accommodation by itself, comply with regulations on order, security in the local area.

- Register temporary residence for personnel who will reside in the locality.

- Maintain production tools and protect properties by itself

- Ensure land use for proper purpose.

- Its not permitted to implement other works which are not related on the leased land lot and must report any potential problem and propose any opinion to the representative- Party B Fames commit to comply with the conditions and terms of this Agreement. Any problem which may occur will be settled on the spirit of cooperation and mutual benefits. If either party intentionally creates difficulties and causes any damage to other party, it must bear all legal responsibilities

This Agreement is made into six sets having the equal value. Each keeps 02 sets for implementation

For Party A:    (Signed and sealed)
                Director
                Nguyen Hai Quan

For Party B:    (Signed and sealed)
                General Director
                Nguyen Thi Huong

For Third Party:

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CERTIFICATION OF HOANG MAI DISTRICT
JUSTICE  DIVISION,  HANOI CITY

This is to certify that Mr. Nguyen      I, undersigned, Nguyen Tien Son, ID card
Tien Son, whose ID card No:             No: 013250680 issued by Hanoi Police on
013250680 issued by Hanoi Police on     28.01.2010, hereby undertake that the
28.01.2010, has appeared and signed     content of the attached Vietnamese copy
before me at Hoang Mai District         has been correctly and suitably
Justice Division.                       translated into English by me.

Registered No:         Book -SCT/CK
Date:                                   /s/ Nguyen Tien Son

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